EXHIBIT 99.2

BIOMED REALTY TRUST, INC.
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
FOR THE QUARTER ENDED
SEPTEMBER 30, 2005
Faraday Avenue
Carlsbad, CA
Acquired September 2005
Isis Pharmaceuticals, Inc.
All dollar amounts shown in this report are unaudited
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
SEPTEMBER 30, 2005
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the Boston or California regions, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
SEPTEMBER 30, 2005
BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our current properties and primary acquisition targets are located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
On August 11, 2004, we completed our initial public offering at $15.00 per share, generating net proceeds of approximately $429.3 million.
From the completion of our initial public offering through June 30, 2005, we completed the acquisition of the 13 properties previously described in our initial public offering prospectus and 20 additional properties. Together, the 33 properties represented a total of 4.3 million rentable square feet of laboratory and office space.
On August 25, 2005, we completed the acquisition of a property located on Kaiser Drive in Fremont, California for approximately $9.5 million in cash. The property, located near our Ardentech Court and Dumbarton Circle properties, contains approximately 88,000 rentable square feet of space that is currently under redevelopment.
On September 19, 2005, we completed the acquisition of a property on Faraday Avenue in the Carlsbad submarket of San Diego, California for approximately $8.5 million in cash. We acquired the 28,704 square foot property from Isis Pharmaceuticals, Inc., which will leaseback the property pursuant to a 15-year, triple-net lease.
On September 30, 2005, we completed the acquisition of a property located at 1000 Uniqema Boulevard in New Castle, Delaware. The property, consisting of approximately 59,800 rentable square feet, was acquired for approximately $15.5 million in cash.
As of September 30, 2005, we owned or had interests in 36 properties, located principally in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 59 buildings with approximately 4.4 million rentable square feet of laboratory and office space, which was approximately 90.6% leased to 81 tenants. Of the remaining unleased space, approximately 269,316 square feet, or 6.1% of our total rentable square footage, was under redevelopment. We also owned undeveloped land that we estimate can support up to 600,000 rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com.

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
SEPTEMBER 30, 2005

Board of Directors		Executive Officers

Alan D. Gold	Mark J. Riedy, Ph.D.	Alan D. Gold	Matthew G. McDevitt
Chairman		President and Chief Executive	Vice President, Acquisitions
Officer

Gary A. Kreitzer	Theodore D. Roth	Gary A. Kreitzer
Executive Vice President, General Counsel, and Secretary
Barbara R. Cambon	M. Faye Wilson

Edward A. Dennis, Ph.D.		John F. Wilson, II
Chief Financial Officer

Equity Research Coverage

Friedman Billings Ramsey	Legg Mason Wood Walker	RBC Capital Markets
Paul Morgan / Michael Blank	Jerry L. Doctrow	David T. Copp / Jay Leupp
703.469.1255 / 703.469.1115	800.368.2558	415.633.8558

KeyBanc Capital Markets	Raymond James	Standard & Poor’s
Richard C. Moore	Paul D. Puryear / Ken Avalos	Karen J. Sack
216.443.2815	800.248.8863	212.438.9541

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations Contact
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York	John F. Wilson, II
San Diego, CA 92128		101 Barclay Street, 11E	Chief Financial Officer
858.485.9840	Stock Exchange Listing	New York, NY 10286	858.485.9840
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at:
www.biomedrealty.com

2005 Tentative Schedule for Quarterly Results

Fourth Quarter	Early February

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
SEPTEMBER 30, 2005
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04(1)
Selected Operating Data
Total revenues	$41,330	$28,563	$24,471	$19,670	$8,985
Straight line rent	1,546	1,396	1,088	750	375
Fair value lease revenue (2)	791	330	(58)	(175)	(112)
EBITDA (3)	25,085	16,813	13,856	9,760	4,375
Interest expense	7,422	6,812	1,411	962	218
Net income	5,201	1,440	5,836	2,955	1,827
Net income per share — diluted	$0.11	$0.05	$0.19	$0.09	$0.06

FFO (4)	17,708	10,067	12,554	8,885	4,215
FFO per share — diluted (4)	$0.36	$0.29	$0.37	$0.26	$0.13
AFFO (5)	16,469	10,747	12,725	9,563	4,696

Selected Balance Sheet Data
Cash and cash equivalents	$74,495	$113,014	$15,570	$27,869	$36,863
Investments in real estate, net	1,072,427	1,033,743	494,509	468,488	403,454
Total assets	1,330,481	1,327,145	601,617	581,723	519,764
Total liabilities	573,649	569,371	159,258	137,639	70,583
Minority interests	21,278	21,775	22,486	22,267	22,708
Total stockholders’ equity	735,554	735,999	419,873	421,817	426,473

Capitalization
Total common shares outstanding	46,636	46,567	31,433	31,386	31,383
Total units outstanding	2,870	2,870	2,870	2,870	2,870

Total common shares and units outstanding	49,506	49,437	34,303	34,256	34,253
Share price at quarter end	$24.80	$23.85	$20.60	$22.21	$17.59

Equity value at quarter end (6)	1,227,749	1,179,072	706,642	760,826	602,510
Consolidated debt	$498,004	$499,818	$121,094	$102,236	$47,598
Total market capitalization	1,725,753	1,678,890	827,736	863,062	650,108
Debt / total market capitalization	28.9%	29.8%	14.6%	11.8%	7.3%

Financial Ratios
Interest coverage (7)	3.4	2.5	9.5	9.6	20.1
Fixed charge coverage (7)	2.9	2.2	7.5	8.1	16.7
FFO payout	75.4%	93.6%	73.4%	103.7%	115.2%
AFFO payout	81.1%	87.7%	72.5%	96.4%	98.0%
Debt / total assets	37.4%	37.7%	20.1%	16.7%	9.2%

Portfolio Statistics
Properties owned at end of quarter	36	33	19	17	13
Total rentable square footage owned	4,431,001	4,255,989	2,795,086	2,629,350	2,298,641
Leased at end of quarter	90.6%	92.3%	91.5%	95.3%	94.7%
Redevelopment at end of quarter	6.1%	4.3%	3.7%	—	—
Vacancy at end of quarter	3.3%	3.4%	4.8%	4.7%	5.3%

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

(2)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(3)	For a definition and discussion of EBITDA, see page 35. For a quantitative reconciliation of the differences between EBITDA and net income, see page 10.

(4)	For a definition and discussion of FFO, see page 35. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(5)	For a definition and discussion of AFFO, see page 35. For a quantitative reconciliation of the differences between AFFO and net income, see page 9.

For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.

(6)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(7)	For a discussion of coverage ratios, see page 35. See page 12 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2005
(In thousands)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Assets
Investments in real estate, net	$1,072,427	$1,033,743	$494,509	$468,488	$403,454
Investment in unconsolidated partnership	2,492	2,490	2,505	2,470	2,508
Cash and cash equivalents	74,495	113,014	15,570	27,869	36,863
Restricted cash	5,866	4,592	2,572	2,470	854
Accounts receivable, net	5,819	5,690	5,255	1,837	1,074
Accrued straight-line rents, net	7,166	5,620	4,224	3,306	2,535
Acquired above market leases, net	7,437	7,813	7,543	8,006	8,357
Deferred leasing costs, net	138,008	143,609	60,950	61,503	58,462
Deferred loan costs, net	5,196	5,530	1,605	1,700	1,388
Prepaid expenses	5,216	2,627	2,154	1,531	1,601
Other assets	6,359	2,417	4,730	2,543	2,668

	$1,330,481	$1,327,145	$601,617	$581,723	$519,764

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$248,004	$249,818	$101,594	$102,236	$47,598
Secured term loan	250,000	250,000	—	—	—
Unsecured line of credit	—	—	19,500	—	—
Security deposits	6,222	5,976	5,227	4,831	3,258
Due to affiliates	—	—	—	53	91
Dividends and distributions payable	13,367	9,265	9,262	9,249	5,055
Accounts payable and accrued expenses	25,234	22,324	9,466	7,529	7,663
Acquired lease obligations, net	30,822	31,988	14,209	13,741	6,918

Total liabilities	573,649	569,371	159,258	137,639	70,583

Minority interests	21,278	21,775	22,486	22,267	22,708
Stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	466	465	314	314	314
Additional paid-in capital	760,834	759,228	435,010	434,075	433,702
Deferred compensation	(4,066)	(3,838)	(4,410)	(4,182)	(4,672)
Accumulated other comprehensive income	3,802	(1,765)	—	—	—
Dividends in excess of earnings	(25,482)	(18,091)	(11,041)	(8,390)	(2,871)

Total stockholders’ equity	735,554	735,999	419,873	421,817	426,473

Total liabilities and stockholders’ equity	$1,330,481	$1,327,145	$601,617	$581,723	$519,764

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
SEPTEMBER 30, 2005
(In thousands, except share data)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (1)
Revenues:
Rental	$28,593	$20,014	$14,214	$13,326	$6,107
Tenant recoveries	12,225	8,549	7,254	6,344	2,878
Other income	512	—	3,003	—	—

Total revenues	41,330	28,563	24,471	19,670	8,985

Expenses:
Rental operations	9,763	6,721	6,395	6,415	2,739
Real estate taxes	3,573	2,476	1,788	1,589	800
Depreciation and amortization	12,164	8,476	6,191	5,602	2,251
General and administrative	3,756	2,695	2,550	2,011	1,195

Total expenses	29,256	20,368	16,924	15,617	6,985

Income from operations	12,074	8,195	7,547	4,053	2,000
Equity in net income (loss) of unconsolidated partnership	20	20	51	(11)	—
Interest income	807	102	78	66	124
Interest expense	(7,422)	(6,812)	(1,411)	(962)	(218)

Income before minority interests	5,479	1,505	6,265	3,146	1,906
Minority interest in consolidated partnership	45	66	109	87	58
Minority interests in operating partnership	(323)	(131)	(538)	(278)	(137)

Net income	$5,201	$1,440	$5,836	$2,955	$1,827

Basic earnings per share	$0.11	$0.05	$0.19	$0.10	$0.06

Diluted earnings per share	$0.11	$0.05	$0.19	$0.09	$0.06

Weighted-average common shares outstanding:
Basic	46,287,617	31,861,536	31,129,613	31,107,856	30,673,883

Diluted	49,444,409	34,893,367	34,148,820	34,129,493	30,754,840

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF FUNDS FROM OPERATIONS (1)
SEPTEMBER 30, 2005
(In thousands, except per share and ratio amounts)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)
Reconciliation of net income to funds from operations:
Net income	$5,201	$1,440	$5,836	$2,955	$1,827
Minority interests in operating partnership	323	131	538	278	137
Depreciation and amortization (3)	12,184	8,496	6,180	5,652	2,251

Funds from operations (FFO)	$17,708	$10,067	$12,554	$8,885	$4,215

FFO per share — diluted	$0.36	$0.29	$0.37	$0.26	$0.13

Dividends and distributions declared per share	$0.27	$0.27	$0.27	$0.27	$0.1497

FFO payout ratio (4)	75.4%	93.6%	73.4%	103.7%	115.2%

(1)	For a definition and discussion of FFO, see page 35.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20, $20, $(11), $50 and $0, respectively.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF ADJUSTED FUNDS FROM OPERATIONS (1)
SEPTEMBER 30, 2005
(In thousands, except per share and ratio amounts)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)
Funds from operations	$17,708	$10,067	$12,554	$8,885	$4,215
Master lease receipts (3)	361	517	786	872	455
Second generation capital expenditures	(451)	(750)	(160)	(57)	—
Amortization of deferred loan costs	342	2,204	129	113	49
Amortization of fair value of debt acquired	(630)	(390)	(261)	(219)	(88)
Non cash stock compensation	1,476	825	707	544	328
Straight line rents	(1,546)	(1,396)	(1,088)	(750)	(375)
Fair value lease revenue	(791)	(330)	58	175	112

Adjusted funds from operations (AFFO)	$16,469	$10,747	$12,725	$9,563	$4,696

Dividends and distributions declared	$0.27	$0.27	$0.27	$0.27	$0.1497

AFFO payout ratio (4)	81.1%	87.7%	72.5%	96.4%	98.0%

(1)	For a definition and discussion of AFFO, see page 35. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
SEPTEMBER 30, 2005
(In thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (3)
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$5,201	$1,440	$5,836	$2,955	$1,827
Minority interests	278	65	429	191	79
Interest expense	7,422	6,812	1,411	962	218
Depreciation and amortization (4)	12,184	8,496	6,180	5,652	2,251

EBITDA	$25,085	$16,813	$13,856	$9,760	$4,375

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$39,419	$23,038	$10,062	$5,746	$8,189
Changes in other assets and liabilities	(23,311)	(12,808)	1,877	2,945	(3,948)
Master lease receipts	361	517	786	872	455

AFFO	$16,469	$10,747	$12,725	$9,563	$4,696

(1)	For a definition and discussion of EBITDA, see page 35.

(2)	For a definition and discussion of AFFO, see page 35.

(3)	Represents results for the period from August 11, 2004 through September 30, 2004.

(4)	Includes the company’s share of depreciation and amortization from unconsolidated partnership of $20, $20, $(11), $50 and $0, respectively.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
SEPTEMBER 30, 2005
(In thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)
Net income	$5,201	$1,440	$5,836	$2,955	$1,827
Minority interests	278	65	429	191	79
Net (income) loss of unconsolidated partnership	(20)	(20)	(51)	11	—
Interest expense	7,422	6,812	1,411	962	218
Interest income	(807)	(102)	(78)	(66)	(124)

Income from operations	12,074	8,195	7,547	4,053	2,000
Depreciation and amortization	12,164	8,476	6,191	5,602	2,251
General and administrative	3,756	2,695	2,550	2,011	1,195

Consolidated net operating income	$27,994	$19,366	$16,288	$11,666	$5,446

Revenues:
Rental	$28,593	$20,014	$14,214	$13,326	$6,107
Tenant recoveries	12,225	8,549	7,254	6,344	2,878
Other income	512	—	3,003	—	—

Total revenues	41,330	28,563	24,471	19,670	8,985

Expenses:
Rental operations	9,763	6,721	6,395	6,415	2,739
Real estate taxes	3,573	2,476	1,788	1,589	800

Total operating expenses	13,336	9,197	8,183	8,004	3,539

Consolidated net operating income	$27,994	$19,366	$16,288	$11,666	$5,446

(1)	For a definition and discussion of net operating income, see page 35.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
SEPTEMBER 30, 2005

(In thousands, except ratios)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)
Interest coverage ratio:
EBITDA	$25,085	$16,813	$13,856	$9,760	$4,375
Interest expense:
Interest expense (3)	7,422	6,812	1,411	962	218
Interest expense — unconsolidated partnership	50	50	49	52	—

Total interest expense	7,472	6,862	1,460	1,014	218

Interest coverage ratio	3.4	2.5	9.5	9.6	20.1

Fixed charge coverage ratio:
EBITDA	$25,085	$16,813	$13,856	$9,760	$4,375
Fixed charges:
Interest expense (3)	7,422	6,812	1,411	962	218
Interest expense — unconsolidated partnership	50	50	49	52	—
Principal payments	1,266	821	381	190	44
Principal payments — unconsolidated partnership	6	4	4	7	—

Total fixed charges	8,744	7,687	1,845	1,211	262

Fixed charge coverage ratio	2.9	2.2	7.5	8.1	16.7

(1)	For a discussion of coverage ratios, see page 35.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	The three months ended June 30, 2005 includes $2.0 million of loan fee amortization expense related to the repayment and termination of our $100.0 million unsecured revolving credit facility and our $100.0 million unsecured term loan facility.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
SEPTEMBER 30, 2005
(Dollars in thousands)
Weighted average maturity is 6.1 years.

					Carrying
	Stated	Effective	Principal	Unamortized	Value at	Maturity	Monthly	Due at
	Rate	Rate(1)	Balance	Premium(2)	September 30, 2005	Date	Debt Service	Maturity
Consolidated debt:
Mortgage notes payable (3)
Ardentech Court	7.25%	5.06%	$4,767	$552	$5,319	07/12	$36	$4,021
Bayshore Boulevard	4.55%	4.55%	16,199	—	16,199	01/10	92	14,546
Bridgeview	8.07%	5.04%	11,759	1,627	13,386	01/11	89	11,175
Eisenhower Road	5.80%	4.63%	2,218	61	2,279	05/08	15	2,110
Elliott Avenue	7.38%	4.63%	16,646	829	17,475	11/07	142	15,550
40 Erie Street	7.34%	4.90%	19,810	1,193	21,003	08/08	199	17,174
Kendall Square D (4)	6.38%	5.45%	72,739	5,384	78,123	12/18	501	38,154
Lucent Drive (5)	5.50%	5.50%	5,943	—	5,943	01/15	42	3,952
Monte Villa Parkway	4.55%	4.55%	9,861	—	9,861	01/10	56	8,855
Nancy Ridge Drive	7.15%	5.57%	6,971	725	7,696	09/12	48	6,292
Science Center Drive	7.65%	5.04%	11,610	1,485	13,095	07/11	85	10,800
Sidney Street	7.23%	5.11%	31,592	3,510	35,102	06/12	245	26,120
Towne Centre Drive	4.55%	4.55%	22,523	—	22,523	01/10	128	20,225

Total / weighted average on fixed rate notes	6.43%	5.06%	$232,638	$15,366	$248,004		$1,678	$178,974

Variable rate debt (6)
$250 million secured term loan (7)	6.41%	6.41%	250,000	—	250,000	05/10	1,335	250,000
$250 million unsecured line of credit (8)	—	—	—	—	—	05/08	—	—

Total / weighted average consolidated debt	6.42%	5.76%	$482,638	$15,366	$498,004		$3,013	$428,974

Pro rata share of unconsolidated partnership debt
McKellar Court (21%)	8.56%	4.63%	2,260	—	2,260	01/10	18	376

Total / weighted average	8.56%	4.63%	$2,260	$—	$2,260		$18	$376

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	6.43%	5.75%	$484,898	$15,366	$500,264		$3,031	$429,350

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	Require monthly principal and interest payments.

(4)	The monthly debt service increases to $626,000 from January 2015 through maturity.

(5)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(6)	Require monthly interest payments.

(7)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(8)	Interest on the $250 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 120 to 200 basis points depending on our leverage.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
SEPTEMBER 30, 2005
(In thousands)

	Schedule of Maturities
Property	2005	2006	2007	2008	2009	Thereafter	Total
Ardentech Court	$26	$93	$100	$107	$116	$4,325	$4,767
Bayshore Boulevard	92	377	394	413	432	14,491	16,199
Bridgeview	33	108	117	124	137	11,240	11,759
Eisenhower Road	10	47	50	2,111	—	—	2,218
Elliott Avenue	120	506	16,020	—	—	—	16,646
40 Erie Street	157	977	1,052	17,624	—	—	19,810
Kendall Square D	343	1,432	1,526	1,626	1,733	66,079	72,739
Lucent Drive	30	180	191	201	213	5,128	5,943
Monte Villa Parkway	78	229	240	251	263	8,800	9,861
Nancy Ridge Drive	20	80	86	91	100	6,594	6,971
Science Center Drive	33	133	143	152	167	10,982	11,610
Sidney Street	166	694	746	802	862	28,322	31,592
Towne Centre Drive	128	524	548	574	601	20,148	22,523

Total fixed rate notes	1,236	5,380	21,213	24,076	4,624	176,109	232,638
$250 million secured term loan	—	—	—	—	—	250,000	250,000

Total consolidated debt	1,236	5,380	21,213	24,076	4,624	426,109	482,638
McKellar Court (21%)	11	25	27	29	32	2,136	2,260

Total consolidated and pro rata share of unconsolidated partnership debt	$1,247	$5,405	$21,240	$24,105	$4,656	$428,245	$484,898

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
SEPTEMBER 30, 2005
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	September 30, 2005	June 30, 2005
Weighted average shares outstanding	46,288	31,862
Weighted average units outstanding	2,870	2,870
Dilutive effect of restricted stock	183	81
Dilutive effect of stock warrant	103	80

Diluted shares — EPS and FFO	49,444	34,893

Nine Months Ended
September 30, 2005
Weighted average shares outstanding	36,406
Weighted average units outstanding	2,870
Dilutive effect of restricted stock	182
Dilutive effect of stock warrant	87

Diluted shares — EPS and FFO	39,545

	As of	As of
	September 30, 2005	June 30, 2005
Shares outstanding	46,290	46,282
Units outstanding	2,870	2,870
Unvested restricted shares outstanding	346	285
Stock warrant outstanding	270	270

Total	49,776	49,707

COMMON STOCK DATA

	Three Months Ended
	September 30, 2005	June 30, 2005
High Price	$25.60	$24.47
Low Price	$22.30	$19.39
Average Closing Price	$24.27	$21.30
Closing Price	$24.80	$23.85
Dividends per share — Annualized	$1.08	$1.08
Closing Dividend Yield — Annualized	4.4%	4.5%
DIVIDENDS

Per Share
2005
First quarter	$0.2700
Second quarter	$0.2700
Third quarter	$0.2700

2004
Third quarter	$0.1497
Fourth quarter	$0.2700
Latest Dividend

Amount	$0.27
Declared	September 14, 2005
Record	September 30, 2005
Paid	October 17, 2005

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY
SEPTEMBER 30, 2005

					Percent of	Current		Percent of	Annualized
		Rentable	Percent of	Current	Current	Annualized	Annualized	Annualized	Base Rent per
		Square	Rentable	Annualized	Annualized	Base Rent per	Base Rent	Base Rent	Leased Sq Ft
Market	Properties	Feet	Sq Ft	Base Rent (1)	Base Rent	Leased Sq Ft	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	11	1,271,374	28.7%	$46,721	41.7%	$37.83	$50,509	39.8%	$40.90
New York / New Jersey	2	823,948	18.6%	14,269	12.7%	19.78	15,205	12.0%	21.08
San Francisco	6	803,448	18.1%	14,248	12.7%	22.26	19,695	15.5%	30.77
Pennsylvania	4	619,080	14.0%	11,881	10.6%	20.98	12,158	9.6%	21.46
San Diego (3)	9	558,345	12.6%	15,428	13.8%	31.10	17,703	13.9%	35.68
Seattle	2	185,989	4.2%	6,905	6.2%	37.13	7,732	6.1%	41.57
Maryland	2	168,817	3.8%	2,625	2.3%	15.55	3,971	3.1%	23.52

Total / weighted average	36	4,431,001	100.0%	$112,078	100.0%	$27.93	$126,973	100.0%	$31.64

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of September 30, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of an unconsolidated partnership, of which we own 21%.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
SEPTEMBER 30, 2005

		Rentable Square Feet				Percent of Total
Market	Properties	Leased	Redevelopment	Vacant	Total	Leased	Redevelopment	Vacant	Total
Boston	11	1,234,880	—	36,494	1,271,374	97.1%	—	2.9%	100.0%
New York / New Jersey	2	721,224	61,616	41,108	823,948	87.5%	7.5%	5.0%	100.0%
San Francisco	6	639,970	140,137	23,341	803,448	79.7%	17.4%	2.9%	100.0%
Pennsylvania	4	566,450	52,630	—	619,080	91.5%	8.5%	0.0%	100.0%
San Diego	9	496,108	14,933	47,304	558,345	88.8%	2.7%	8.5%	100.0%
Seattle	2	185,989	—	—	185,989	100.0%	—	0.0%	100.0%
Maryland	2	168,817	—	—	168,817	100.0%	—	0.0%	100.0%

Total	36	4,013,438	269,316	148,247	4,431,001	90.6%	6.1%	3.3%	100.0%

	Historical Leased
	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04
Boston	97.1%	95.9%	n/a	n/a	n/a
New York / New Jersey	87.5%	87.7%	87.9%	94.9%	94.9%
San Francisco	79.7%	89.1%	88.4%	88.8%	87.7%
Pennsylvania	91.5%	90.6%	100.0%	100.0%	100.0%
San Diego	88.8%	91.9%	87.7%	96.4%	100.0%
Seattle	100.0%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	n/a

Total	90.6%	92.3%	91.5%	95.3%	94.7%

	Historical Redevelopment
	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04
Boston	—	—	n/a	n/a	n/a
New York / New Jersey	7.5%	7.5%	7.5%	—	—
San Francisco	17.4%	7.6%	—	—	—
Pennsylvania	8.5%	9.4%	—	—	—
San Diego	2.7%	2.8%	8.8%	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	n/a

Total	6.1%	4.3%	3.7%	—	—

	Historical Vacancy
	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04
Boston	2.9%	4.1%	n/a	n/a	n/a
New York / New Jersey	5.0%	4.8%	4.7%	5.1%	5.1%
San Francisco	2.9%	3.3%	11.6%	11.2%	12.3%
Pennsylvania	—	—	—	—	—
San Diego	8.5%	5.3%	3.5%	3.6%	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	n/a

Total	3.3%	3.4%	4.8%	4.7%	5.3%

BIOMED REALTY TRUST, INC.
LEASE EXPIRATIONS
SEPTEMBER 30, 2005
Weighted average remaining lease term is 6.75 years.

	Rentable	Percent of		Percent of	Current		Percent of	Annualized
	Square Feet	Total	Current	Current	Base Rent	Annualized	Annualized	Base Rent per
	of Expiring	Rentable	Annualized	Annualized	per Leased	Base Rent	Base Rent	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Sq Ft	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2005	106,595	2.7%	$1,567	1.4%	$14.70	$1,567	1.2%	$14.70
2006	183,272	4.6%	3,413	3.0%	18.62	3,416	2.7%	18.64
2007	348,596	8.7%	7,288	6.5%	20.91	7,620	6.0%	21.86
2008	257,215	6.4%	7,438	6.6%	28.92	7,839	6.2%	30.48
2009	410,096	10.2%	9,020	8.0%	22.00	9,391	7.4%	22.90
2010	781,736	19.5%	18,400	16.4%	23.54	18,941	14.9%	24.23
2011	143,822	3.6%	5,550	5.0%	38.59	6,565	5.2%	45.65
2012	203,789	5.1%	5,458	4.9%	26.78	6,533	5.1%	32.06
2013	222,299	5.5%	4,903	4.4%	22.06	6,437	5.1%	28.96
2014	238,252	5.9%	6,941	6.2%	29.13	8,318	6.6%	34.91
Thereafter	1,117,766	27.8%	42,100	37.6%	37.66	50,346	39.6%	45.04

Total / weighted average	4,013,438	100.0%	$112,078	100.0%	$27.93	$126,973	100.0%	$31.64

	Rentable Square Feet Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
Boston	1,526	19,076	17,800	—	41,532	1,154,946	1,234,880
New York / New Jersey	50,025	16,563	235,792	2,246	297,021	119,577	721,224
San Francisco	46,504	61,444	27,969	—	55,588	448,465	639,970
Pennsylvania	—	35,620	4,000	105,071	—	421,759	566,450
San Diego	8,540	50,569	63,035	14,909	15,955	343,100	496,108
Seattle	—	—	—	134,989	—	51,000	185,989
Maryland	—	—	—	—	—	168,817	168,817

Total	106,595	183,272	348,596	257,215	410,096	2,707,664	4,013,438

	% of Total Portfolio Current Base Rent Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
Boston	—	0.2%	0.4%	—	1.5%	39.6%	41.7%
New York / New Jersey	0.8%	0.3%	3.7%	—	5.3%	2.7%	12.8%
San Francisco	0.4%	0.5%	0.3%	—	0.9%	10.7%	12.8%
Pennsylvania	—	0.5%	0.1%	1.2%	—	8.8%	10.6%
San Diego	0.2%	1.5%	2.0%	0.7%	0.3%	9.0%	13.7%
Seattle	—	—	—	4.7%	—	1.4%	6.1%
Maryland	—	—	—	—	—	2.3%	2.3%

Total	1.4%	3.0%	6.5%	6.6%	8.0%	74.5%	100.0%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
SEPTEMBER 30, 2005

								Percent of	Current		Percent of	Annualized
				Rentable	Percent of		Current	Current	Annualized	Annualized	Annualized	Base Rent per	Encumbered
				Square	Rentable	Percent	Annualized	Annualized	Base Rent per	Base Rent	Base Rent	Leased Sq Ft	with Secured
		Acquisition date	Buildings	Feet	Sq Ft	Leased	Base Rent (1)	Base Rent	Leased Sq Ft	at Expiration	at Expiration	at Expiration	Debt
							(in thousands)			(in thousands)
Boston
1	Albany Street	May 31, 2005	2	75,003	1.7%	99.8%	$3,460	3.1%	$46.21	$3,460	2.7%	$46.21	N
2	Coolidge Avenue	May 31, 2005	1	37,400	0.8%	100.0%	935	0.8%	25.00	1,047	0.8%	28.00	N
3	21 Erie Street	April 5, 2005	1	49,247	1.1%	56.9%	783	0.7%	27.94	783	0.6%	27.94	N
4	40 Erie Street	May 31, 2005	1	100,854	2.3%	100.0%	4,098	3.7%	40.64	3,800	3.0%	37.67	Y
5	Fresh Pond Research Park	April 5, 2005	6	90,702	2.0%	100.0%	1,175	1.0%	12.95	1,831	1.4%	20.18	N
6	Kendall Square A	May 31, 2005	1	302,919	6.8%	96.7%	14,536	13.0%	49.61	14,536	11.4%	49.61	N
7	Kendall Square D	May 31, 2005	1	349,325	7.9%	98.5%	15,447	13.8%	44.89	18,765	14.8%	54.54	Y
8	Lucent Drive (1)	May 31, 2005	1	21,500	0.5%	100.0%	548	0.5%	25.50	548	0.4%	25.50	Y
9	Sidney Street	May 31, 2005	1	191,904	4.3%	100.0%	4,063	3.6%	21.17	4,063	3.2%	21.17	Y
10	Vassar Street	May 31, 2005	1	52,520	1.2%	100.0%	1,676	1.5%	31.92	1,676	1.3%	31.92	N
11	47 Erie Street Parking Structure (2)	May 31, 2005	1	447 Stalls	—	—	—	—	—	—	—	—	N

Total Boston			17	1,271,374	28.7%	97.1%	$46,721	41.7%	$37.83	$50,509	39.8%	$40.90

San Diego
12	Balboa Avenue	August 13, 2004	1	35,344	0.8%	100.0%	$649	0.6%	$18.37	$716	0.6%	$20.26	N
13	Bernardo Center Drive	August 13, 2004	1	61,286	1.4%	100.0%	2,219	2.0%	36.20	2,330	1.8%	38.01	N
14	Faraday Avenue	September 19, 2005	1	28,704	0.6%	100.0%	896	0.8%	31.20	1,260	1.0%	43.90	N
15	McKellar Court (4)	September 30, 2004	1	72,863	1.6%	100.0%	1,671	1.5%	22.94	1,997	1.6%	27.41	Y
16	Nancy Ridge Drive	April 21, 2005	1	42,138	1.0%	67.4%	853	0.8%	30.05	1,002	0.8%	35.31	Y
17	San Diego Science Center	October 21, 2004	1	105,364	2.4%	68.2%	2,683	2.4%	37.36	2,738	2.2%	38.12	N
18	Science Center Drive	September 24, 2004	1	53,740	1.2%	100.0%	1,709	1.5%	31.81	1,709	1.3%	31.81	Y
19	Towne Centre Drive	August 12, 2004	3	115,870	2.6%	100.0%	3,938	3.5%	33.99	4,989	3.9%	43.06	Y
20	Waples Street	March 1, 2005	1	43,036	1.0%	65.3%	809	0.7%	28.80	961	0.8%	34.21	N

Total San Diego			11	558,345	12.6%	88.8%	$15,428	13.8%	$31.10	$17,703	13.9%	$35.68

New York / New Jersey
21	Graphics Drive	March 17, 2005	1	72,300	1.6%	14.8%	$148	0.1%	$13.86	$148	0.1%	$13.86	N
22	Landmark at Eastview	August 12, 2004	8	751,648	17.0%	94.5%	14,121	12.6%	19.87	15,057	11.9%	21.19	N

Total New York / New Jersey			9	823,948	18.6%	87.5%	$14,269	12.7%	$19.78	$15,205	12.0%	$21.08

San Francisco
23	Ardentech Court	November 18, 2004	1	55,588	1.3%	100.0%	$1,010	0.9%	$18.17	$1,142	0.9%	$20.54	Y
24	Bayshore Boulevard	August 17, 2004	1	183,344	4.1%	100.0%	4,331	3.9%	23.62	6,118	4.8%	33.37	Y
25	Bridgeview	(3)	3	263,073	5.9%	91.1%	2,794	2.5%	12.98	4,730	3.7%	21.97	Y
26	Dumbarton Circle	May 27, 2005	3	44,000	1.0%	100.0%	632	0.6%	14.37	1,003	0.8%	22.80	N
27	Industrial Road	August 17, 2004	1	169,490	3.8%	83.6%	5,480	4.9%	38.67	6,702	5.3%	47.28	N
28	Kaiser Drive	August 25, 2005	1	87,953	2.0%	0.0%	—	—	—	—	—	—	N

Total San Francisco			10	803,448	18.1%	79.7%	$14,248	12.7%	$22.26	$19,695	15.5%	$30.77

Pennsylvania
29	Eisenhower Road	August 13, 2004	1	27,750	0.6%	100.0%	$389	0.3%	$14.00	$389	0.3%	$14.00	Y
30	King of Prussia	August 11, 2004	1	427,109	9.6%	100.0%	9,073	8.1%	21.24	9,003	7.1%	21.08	N
31	Phoenixville Pike	April 5, 2005	5	104,400	2.4%	49.6%	1,014	0.9%	19.60	1,220	1.0%	23.57	N
32	1000 Uniqema Boulevard (1)	September 30, 2005	1	59,821	1.4%	100.0%	1,406	1.3%	23.50	1,546	1.2%	25.85	N

Total Pennsylvania			8	619,080	14.0%	91.5%	$11,881	10.6%	$20.98	$12,158	9.6%	$21.46

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
SEPTEMBER 30, 2005

								Percent of	Current		Percent of	Annualized
				Rentable	Percent of		Current	Current	Annualized	Annualized	Annualized	Base Rent per	Encumbered
				Square	Rentable	Percent	Annualized	Annualized	Base Rent per	Base Rent	Base Rent	Leased Sq Ft	with Secured
		Acquisition date	Buildings	Feet	Sq Ft	Leased	Base Rent (1)	Base Rent	Leased Sq Ft	at Expiration	at Expiration	at Expiration	Debt
							(in thousands)			(in thousands)
Seattle
33	Elliott Avenue	August 24, 2004	1	134,989	3.0%	100.0%	$5,290	4.7%	$39.19	$5,613	4.4%	$41.58	Y
34	Monte Villa Parkway	August 17, 2004	1	51,000	1.2%	100.0%	1,615	1.4%	31.67	2,119	1.7%	41.56	Y

Total Seattle			2	185,989	4.2%	100.0%	$6,905	6.2%	$37.13	$7,732	6.1%	$41.57

Maryland
35	Beckley Street	December 17, 2004	1	77,225	1.7%	100.0%	$1,575	1.4%	$20.39	$2,382	1.9%	$30.85	N
36	Tributary Street	December 17, 2004	1	91,592	2.1%	100.0%	1,050	0.9%	11.46	1,588	1.3%	17.34	N

Total Maryland			2	168,817	3.8%	100.0%	$2,625	2.3%	$15.55	$3,971	3.1%	$23.52

Total / weighted average			59	4,431,001	100.0%	90.6%	$112,078	100.0%	$27.93	$126,973	100.0%	$31.64

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of September 30, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	This property was acquired as follows: 212,673 square feet on September 10, 2004 and 50,400 square feet on March 16, 2005.

(4)	This property is an unconsolidated partnership, of which we own 21%.

BIOMED REALTY TRUST, INC.
BOSTON MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
Boston
Albany Street	2	75,003	5.9%	99.8%	$3,460	$46.21	$3,460	$46.21	N
Coolidge Avenue	1	37,400	2.9%	100.0%	935	25.00	1,047	28.00	N
21 Erie Street	1	49,247	3.9%	56.9%	783	27.94	783	27.94	N
40 Erie Street	1	100,854	7.9%	100.0%	4,098	40.64	3,800	37.67	Y
Fresh Pond Research Park	6	90,702	7.1%	100.0%	1,175	12.95	1,831	20.18	N
Kendall Square A	1	302,919	23.8%	96.7%	14,536	49.61	14,536	49.61	N
Kendall Square D	1	349,325	27.6%	98.5%	15,447	44.89	18,765	54.54	Y
Lucent Drive (1)	1	21,500	1.7%	100.0%	548	25.50	548	25.50	Y
Sidney Street	1	191,904	15.1%	100.0%	4,063	21.17	4,063	21.17	Y
Vassar Street	1	52,520	4.1%	100.0%	1,676	31.92	1,676	31.92	N
47 Erie Street Parking Structure (2)	1	447 stalls	—	—	—	—	—	—	N

Total / weighted average	17	1,271,374	100.0%	97.1%	$46,721	$37.83	$50,509	$40.90

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	36,494	2.9%	$—	—	$—	$—
Redevelopment	—	0.0%	—	—	—	—
2005	1,526	0.1%	40	0.1%	26.40	26.40
2006	19,076	1.5%	251	0.5%	13.16	13.16
2007	17,800	1.4%	472	1.0%	26.50	26.50
2008	—	0.0%	—	0.0%	—	—
2009	41,532	3.3%	1,723	3.7%	41.49	41.49
2010	398,364	31.3%	9,550	20.4%	23.97	25.15
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	73,347	5.8%	3,420	7.3%	46.62	46.62
2014	49,519	3.9%	1,331	2.8%	26.88	26.88
Thereafter	633,716	49.8%	29,935	64.2%	47.24	52.47

Total / weighted average	1,271,374	100.0%	$46,721	100.0%	$37.83	$40.90

(1)	Located in Lebanon, New Hampshire.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

BIOMED REALTY TRUST, INC.
SAN DIEGO MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
San Diego
Balboa Avenue	1	35,344	6.3%	100.0%	$649	$18.37	$716	$20.26	N
Bernardo Center Drive	1	61,286	11.0%	100.0%	2,219	36.20	2,330	38.01	N
Faraday Avenue	1	28,704	5.1%	100.0%	896	31.20	1,260	43.90	N
McKellar Court (1)	1	72,863	13.0%	100.0%	1,671	22.94	1,997	27.41	Y
Nancy Ridge Drive	1	42,138	7.5%	67.4%	853	30.05	1,002	35.31	Y
San Diego Science Center	1	105,364	18.9%	68.2%	2,683	37.36	2,738	38.12	N
Science Center Drive	1	53,740	9.6%	100.0%	1,709	31.81	1,709	31.81	Y
Towne Centre Drive	3	115,870	20.9%	100.0%	3,938	33.99	4,989	43.06	Y
Waples Street	1	43,036	7.7%	65.3%	809	28.80	961	34.21	N

Total / weighted average	11	558,345	100.0%	88.8%	$15,428	$31.10	$17,703	$35.68

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	47,304	8.5%	$—	—	$—	$—
Redevelopment	14,933	2.7%	—	—	—	—
2005	8,540	1.5%	268	1.7%	31.33	31.33
2006	50,569	9.1%	1,674	10.8%	33.10	33.17
2007	63,035	11.3%	2,289	14.8%	36.31	38.12
2008	14,909	2.7%	755	4.9%	50.65	53.87
2009	15,955	2.9%	373	2.4%	23.35	25.78
2010	19,389	3.5%	277	1.8%	14.28	15.72
2011	28,103	5.0%	809	5.2%	28.80	34.21
2012	24,431	4.4%	769	5.0%	31.47	37.58
2013	—	0.0%	—	0.0%	—	—
2014	188,733	33.7%	5,610	36.4%	29.72	37.02
Thereafter	82,444	14.7%	2,605	17.0%	31.60	36.02

Total / weighted average	558,345	100.0%	$15,428	100.0%	$31.10	$35.68

(1)	This property is an unconsolidated partnership, of which we own 21%.

BIOMED REALTY TRUST, INC.
NEW YORK / NEW JERSEY MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
New York / New Jersey
Graphics Drive	1	72,300	8.8%	14.8%	$148	$13.86	$148	$13.86	N
Landmark at Eastview	8	751,648	91.2%	94.5%	14,121	19.87	15,057	21.19	N

Total / weighted average	9	823,948	100.0%	87.5%	$14,269	$19.78	$15,205	$21.08

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	41,108	5.0%	$—	—	$—	$—
Redevelopment	61,616	7.5%	—	—	—	—
2005	50,025	6.1%	805	5.6%	16.10	16.10
2006	16,563	2.0%	410	2.9%	24.76	24.76
2007	235,792	28.6%	4,057	28.4%	17.20	17.98
2008	2,246	0.3%	47	0.3%	20.76	31.36
2009	297,021	36.0%	5,915	41.5%	19.91	20.59
2010	9,125	1.1%	190	1.3%	20.87	24.26
2011	—	0.0%	—	0.0%	—	—
2012	110,452	13.4%	2,845	20.0%	25.76	30.28
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	823,948	100.0%	$14,269	100.0%	$19.78	$21.08

BIOMED REALTY TRUST, INC.
SAN FRANCISCO MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
San Francisco
Ardentech Court	1	55,588	6.9%	100.0%	$1,010	$18.17	$1,142	$20.54	Y
Bayshore Boulevard	1	183,344	22.8%	100.0%	4,331	23.62	6,118	33.37	Y
Bridgeview	3	263,073	32.8%	91.1%	2,794	12.98	4,730	21.97	Y
Dumbarton Circle	3	44,000	5.5%	100.0%	632	14.37	1,003	22.80	N
Industrial Road	1	169,490	21.1%	83.6%	5,480	38.67	6,702	47.28	N
Kaiser Drive	1	87,953	10.9%	0.0%	—	—	—	—	N

Total / weighted average	10	803,448	100.0%	79.7%	$14,248	$22.26	$19,695	$30.77

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	23,341	2.9%	$—	—	$—	$—
Redevelopment	140,137	17.4%	—	—	—	—
2005	46,504	5.8%	454	3.2%	9.77	9.77
2006	61,444	7.6%	516	3.6%	8.40	8.40
2007	27,969	3.5%	386	2.7%	13.80	15.00
2008	—	0.0%	—	0.0%	—	—
2009	55,588	6.9%	1,010	7.1%	18.17	20.54
2010	—	0.0%	—	0.0%	—	—
2011	55,898	7.0%	3,335	23.4%	59.66	72.59
2012	61,826	7.7%	1,743	12.2%	28.20	33.24
2013	148,952	18.5%	1,483	10.4%	9.96	20.26
2014	—	0.0%	—	0.0%	—	—
Thereafter	181,789	22.7%	5,320	37.4%	29.27	44.19

Total / weighted average	803,448	100.0%	$14,248	100.0%	$22.26	$30.77

BIOMED REALTY TRUST, INC.
PENNSYLVANIA MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
Pennsylvania
Eisenhower Road	1	27,750	4.5%	100.0%	$389	$14.00	$389	$14.00	Y
King of Prussia	1	427,109	68.9%	100.0%	9,073	21.24	9,003	21.08	N
Phoenixville Pike	5	104,400	16.9%	49.6%	1,014	19.60	1,220	23.57	N
1000 Uniqema Boulevard (1)	1	59,821	9.7%	100.0%	1,406	23.50	1,546	25.85	N

Total / weighted average	8	619,080	100.0%	91.5%	$11,881	$20.98	$12,158	$21.46

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	—	0.0%	$—	—	$—	$—
Redevelopment	52,630	8.5%	—	—	—	—
2005	—	0.0%	—	0.0%	—	—
2006	35,620	5.8%	562	4.7%	15.77	15.77
2007	4,000	0.6%	84	0.7%	21.10	21.60
2008	105,071	17.0%	1,346	11.3%	12.81	12.88
2009	—	0.0%	—	0.0%	—	—
2010	354,858	57.3%	8,384	70.7%	23.63	23.66
2011	59,821	9.7%	1,406	11.8%	23.50	25.85
2012	7,080	1.1%	100	0.8%	14.15	30.37
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	619,080	100.0%	$11,881	100.0%	$20.98	$21.46

(1)	Located in New Castle, Delaware.

BIOMED REALTY TRUST, INC.
SEATTLE MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
Seattle
Elliott Avenue	1	134,989	72.6%	100.0%	$5,290	$39.19	$5,613	$41.58	Y
Monte Villa Parkway	1	51,000	27.4%	100.0%	1,615	31.67	2,119	41.56	Y

Total / weighted average	2	185,989	100.0%	100.0%	$6,905	$37.13	$7,732	$41.57

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	—	0.0%	$—	—	$—	$—
Redevelopment	—	0.0%	—	—	—	—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	134,989	72.6%	5,290	76.6%	39.19	41.58
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	51,000	27.4%	1,615	23.4%	31.67	41.56

Total / weighted average	185,989	100.0%	$6,905	100.0%	$37.13	$41.57

BIOMED REALTY TRUST, INC.
MARYLAND MARKET
SEPTEMBER 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
					(in thousands)		(in thousands)
Maryland
Beckley Street	1	77,225	45.7%	100.0%	$1,575	$20.39	$2,382	$30.85	N
Tributary Street	1	91,592	54.3%	100.0%	1,050	11.46	1,588	17.34	N

Total / weighted average	2	168,817	100.0%	100.0%	$2,625	$15.55	$3,971	$23.52

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	—	0.0%	$—	—	$—	$—
Redevelopment	—	0.0%	—	—	—	—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	—	0.0%	—	0.0%	—	—
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	168,817	100.0%	2,625	100.0%	15.55	23.52

Total / weighted average	168,817	100.0%	$2,625	100.0%	$15.55	$23.52

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
SEPTEMBER 30, 2005
As of September 30, 2005, our properties were leased to 81 tenants.

						Current	Percent of		Annualized	Percent of
						Annualized	Current		Base Rent	Annualized
			Leased	Percent of	Current	Base Rent	Annualized	Annualized	per Leased	Base Rent
			Square	Total	Annualized	per Leased	Base Rent	Base Rent	Sq Ft	at Expiration	Expiration
	Tenant	Market	Feet	Portfolio	Base Rent	Sq Ft	Total Portfolio	at Expiration	at Expiration	Total Portfolio	Date
					(in thousands)			(in thousands)
1	Vertex Pharmaceuticals	Boston	583,474	13.2%	$22,697	$38.90	20.3%	$22,398	$38.39	17.6%	April 2018 (2)
2	Genzyme Corporation	Boston	343,000	7.7%	15,399	44.89	13.7%	18,717	54.57	14.7%	July 2018
3	Centocor, Inc. (Johnson & Johnson)	Pennsylvania	331,398	7.5%	7,839	23.65	7.0%	7,769	23.44	6.1%	March 2010
4	Regeneron Pharmaceuticals, Inc.	New York / New Jersey	211,813	4.8%	3,950	18.65	3.5%	4,192	19.79	3.3%	December 2007 (3)
5	Illumina, Inc.	San Diego	115,870	2.6%	3,938	33.99	3.5%	4,989	43.06	3.9%	August 2014
6	Nektar Therapeutics	San Francisco	79,917	1.8%	3,737	46.76	3.3%	4,646	58.14	3.7%	October 2016
7	Millenium Pharmaceuticals, Inc.	Boston	73,347	1.7%	3,420	46.62	3.1%	3,420	46.62	2.7%	September 2013
8	Chemtura Corporation	New York / New Jersey	182,829	4.1%	3,377	18.47	3.0%	3,377	18.47	2.7%	December 2009
9	Intermune, Inc.	San Francisco	55,898	1.3%	3,335	59.66	3.0%	4,058	72.59	3.2%	April 2011
10	Chiron Corporation	Seattle	71,153	1.6%	2,944	41.38	2.6%	3,123	43.89	2.5%	March 2008

	Total / weighted average (4)		2,048,699	46.3%	$70,636	$34.48	63.0%	$76,690	$37.43	60.4%

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of September 30, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, and 290,714 square feet expires April 2018. 45,000 square feet of this space is subleased to Momenta Pharmaceuticals.

(3)	138,086 square feet expires December 2007 and 73,727 square feet expires December 2009.

(4)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT (1)
SEPTEMBER 30, 2005

		Square Feet	Estimated
		Under	In-Service
Property	Market	Redevelopment (2)	Date (3)
Waples Street	San Diego	14,933	2006
Bridgeview	San Francisco	24,437	2006
Industrial Road	San Francisco	27,747	2006
Kaiser Drive	San Francisco	87,953	2006
Phoenixville Pike	Pennsylvania	52,630	2006
Graphics Drive	New York / New Jersey	61,616	2006

Total		269,316

(1)	Our redevelopment includes activities necessary for permanent change to office/laboratory space.

(2)	For our properties undergoing redevelopment, only the square footage undergoing redevelopment activities is moved in the portfolio statistics.

(3)	The property is expected to undergo a lease-up period once the redevelopment is complete.

BIOMED REALTY TRUST, INC.
LAND DEVELOPMENT PARCELS (1)
SEPTEMBER 30, 2005

		Developable
Property	Market	Square Feet
Towne Centre Drive	San Diego	84,000
Landmark at Eastview	New York / New Jersey	464,000
Fresh Pond Research Park	Boston	50,000

Total		598,000

(1)	These sites represent possible future developments, which are in proximity to the properties noted above. These developments will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain.

BIOMED REALTY TRUST, INC.
2005 ACQUISITIONS
SEPTEMBER 30, 2005

			Rentable		Percent Leased
Property	Market	Closing Date	Square Feet	Investment	at Acquisition
				(in thousands)
First Quarter 2005
Waples Street	San Diego	March 1, 2005	43,036	$5,324	—	(1)
Bridgeview	San Francisco	March 16, 2005	50,400	16,219	100.0%
Graphics Drive	New York / New Jersey	March 17, 2005	72,300	7,787	14.8	%(2)

First Quarter Total			165,736	$29,330	30.4%

Second Quarter 2005
Fresh Pond Research Park	Boston	April 5, 2005	90,702	$20,768	83.3%
Coolidge Avenue	Boston	April 5, 2005	37,400	10,837	100.0%
Phoenixville Pike	Pennsylvania	April 5, 2005	104,400	13,240	49.6%
Nancy Ridge Drive	San Diego	April 21, 2005	42,138	12,974	100.0%
Dumbarton Circle	San Francisco	May 27, 2005	44,000	8,959	100.0%
Lucent Drive	Boston	May 31, 2005	21,500	7,142	100.0%
21 Erie Street	Boston	May 31, 2005	49,247	11,939	56.9%
Vassar Street	Boston	May 31, 2005	52,520	17,850	100.0%
Albany Street	Boston	May 31, 2005	75,003	38,444	99.8%
40 Erie Street	Boston	May 31, 2005	100,854	45,755	100.0%
Sidney Street	Boston	May 31, 2005	191,904	51,015	100.0%
Kendall Square A	Boston	May 31, 2005	302,919	150,843	96.7%
Kendall Square D	Boston	May 31, 2005	349,325	192,583	98.2%
47 Erie Street Parking Structure	Boston	May 31, 2005	n/a	10,180	n/a

Second Quarter Total			1,461,912	$592,529	92.8%

Third Quarter 2005
Kaiser Drive	San Francisco	August 25, 2005	87,953	$9,500	0.0	%(3)
Faraday Avenue	San Diego	September 19, 2005	28,704	8,500	100.0%
1000 Uniqema Boulevard	Pennsylvania	September 30, 2005	59,821	15,500	100.0%

Third Quarter Total			176,478	$33,500	50.2%

2005 Total			1,804,126	$655,359	82.9%

(1)	The entire property was undergoing redevelopment on the date of acquisition. 28,103 square feet was leased in the second quarter.

(2)	61,616 sq. ft. is undergoing redevelopment. The remainder is fully occupied.

(3)	The entire property was undergoing redevelopment on the date of acquisition.

BIOMED REALTY TRUST, INC.
PARTNERSHIPS
SEPTEMBER 30, 2005

	Investment	Effective	Square	Percent
Property	Date	Ownership % (1)	Feet	Leased
Wholly-owned		100.0%	3,887,993	89.6%

Consolidated Partnerships
King of Prussia — Pennsylvania	Aug. 11, 2004	89.0%	427,109	100.0%
Waples — San Diego	March 1, 2005	90.0%	43,036	65.3%

Unconsolidated Partnership
McKellar Court — San Diego	Sept. 30, 2004	21.0%	72,863	100.0%

Total Square Feet			4,431,001	90.6%

(1)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions, and net income/loss are allocated to each party’s financial interests in accordance with their respective partnership agreements. Our share of these items is subject to change based on the operations of the property and the timing and amount of capital transactions.
UNCONSOLIDATED PARTNERSHIP
(In thousands)
McKellar Court

Miscellaneous Balance Sheet Information as of September 30, 2005:
Investments in real estate, net	$15,538
Other assets	1,576

Total assets	$17,114

Secured notes payable	$10,764
Other liabilities	288
Equity	6,062

Total liabilities and partners’ equity	$17,114

Results of Operations for the three months ended September 30, 2005:
Total revenues	$477
Expenses:
Rental operations	48
Depreciation and amortization	95

Income from operations	334
Interest income	2
Interest expense	(239)

Net income	$97

BioMed Realty Trust’s share

Secured notes payable	$2,260

Net income	$20
Depreciation and amortization	20

Funds from operations	$40

Distributions	$18
Interest expense	$50

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY
SEPTEMBER 30, 2005

		Current
	Leased	Annualized
	Square	Base Rent per	Percent
	Feet	Leased Sq Ft	Leased
Leased Square Feet as of December 31, 2004	2,505,184	$23.72	95.3%

First quarter acquisitions	61,084	19.56

Leased Square Feet including acquisitions	2,566,268
Expirations	(125,177)	18.65
Renewals	99,717	21.67
New Leases	61,826	28.20
Terminations	(45,574)	45.84

Leased square feet as of March 31, 2005	2,557,060	23.35	91.5%

Second quarter acquisitions	1,356,541	36.17

Leased Square Feet including acquisitions	3,913,601
Expirations	(86,157)	15.61
Renewals	1,667	30.24
New Leases	111,261	19.79
Terminations	(11,625)	32.25

Leased square feet as of June 30, 2005	3,928,747	27.86	92.3%

Third quarter acquisitions	88,525	25.99

Leased Square Feet including acquisitions	4,017,272
Expirations	(19,884)	33.12
Renewals	1,197	32.78
New Leases	24,781	18.22
Terminations	(9,928)	30.13

Leased square feet as of September 30, 2005	4,013,438	$27.93	90.6%

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
SEPTEMBER 30, 2005

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005
Renewals (1)
Number of renewals	1	1	3
Square feet	1,197	1,667	99,717
Tenant improvement costs per square foot (2)	$—	$—	$9.21
Leasing commission costs per square foot (2)	—	—	0.07
Total tenant improvement and leasing commission costs per square foot	$—	$—	$9.28

New Leases (3)
Number of leases	5	4	1
Square feet	24,781	111,261	61,826
Tenant improvement costs per square foot (2)	$9.14	$32.89	$134.07
Leasing commission costs per square foot (2)	1.16	4.75	12.03
Total tenant improvement and leasing commission costs per square foot	$10.30	$37.64	$146.10

Total (4)
Number of renewals/leases	6	5	4
Square feet	25,978	112,928	161,543
Tenant improvement costs per square foot (2)	$9.14	$32.89	$143.28
Leasing commission costs per square foot (2)	1.16	4.75	12.10
Total tenant improvement and leasing commission costs per square foot	$10.30	$37.64	$155.38

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see pages 19 and 20.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
SEPTEMBER 30, 2005
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.